Chapman and Cutler
                         111 West Monroe Street
                        Chicago, Illinois  60603

                            November 25, 1996



Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549-1004
Attn:  Filing Desk, Stop 1-4


    Re: Van Kampen American Capital Equity Opportunity Trust, Series 21
                   File No. 33-62809, CIK No. 896986

Ladies/Gentlemen:

     Pursuant to the requirements of Rule 497(d) of the General Rules and Regulations of the Securities Act of 1933, we are submitting a supplement to the prospectus being used with respect to the above-mentioned series.

                                    Very truly yours,



                                    Chapman and Cutler

Attachment

                        Gold and Income Trust, Series 1

                         Van Kampen American Capital
                     Equity Opportunity Trust, Series 21

                         Supplement to the Prospectus


Notwithstanding anything to the contrary in the Prospectus, the Public Offering Price per Unit during the initial offering period and the secondary market includes the aggregate underlying value of the Securities in a Trust (which shall be computed as described in the Prospectus but shall not include any provision for commissions and stamp taxes applicable to Securities traded on a foreign securities exchange), plus the applicable sales charge described in the Prospectus, and cash, if any, in the Income and Capital Accounts of such Trust.

Notwithstanding anything to the contrary in the Prospectus, additional Units of the Trust may be issued at any time by depositing in the Trust (i) additional Securities, (ii) contracts to purchase securities together with cash or irrevocable letters of credit or (iii) cash (including a letter of credit) with instructions to purchase additional Securities. If the Sponsor deposits cash, existing and new investors may experience a dilution of their investments and a reduction in their anticipated income because of fluctuations in the prices of the Securities between the time of the cash deposit and the purchase of the Securities and because the Trust will pay associated brokerage fees.


Dated: November 25, 1996